                   U.S. SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:  January 24, 2012

                            ISA INTERNATIONALE INC.

(Exact name of registrant as specified in its charter)

       Delaware                 001-16423                 41-1925647

(State of Incorporation)  (Commission File Number)  (IRS Employer ID. No.)

      2564 Rice Street, St. Paul, MN               55113

(Mailing address of principal executive offices) (Zip Code)

 (Registrant's telephone number, including area code:   (651-484-9850)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

 (17CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17CFR240.14A-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The Company announces the resignation of Donald G. Kampmann as a Director at his request, effective January 19, 2012. Mr. Kampmann served as a Director for the Company since 2001. The Company thanks him for his over 11 years of loyal service as a member of our board of directors. Mr. Kampmann stated that he had no disagreements with the Company. The Company currently has (2) remaining directors, Bernard L. Brodkorb, CEO and Steven E. Boynton, a lawyer from Minneapolis, Minnesota.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISA INTERNATIONALE INC.

/s/ Bernard L. Brodkorb

By: Bernard L. Brodkorb

President, Chief Executive Officer and Chief Financial Officer

Date: January 24, 2012